FOURTH AMENDMENT TO CREDIT AGREEMENT
          FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 20, 2007, among STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation (the “Corporation”), each additional DOLLAR REVOLVING LOAN BORROWER from time to time party to the Credit Agreement as referred to below, each additional ALTERNATE CURRENCY REVOLVING LOAN BORROWER from time to time party to the Credit Agreement as referred to below, the LENDERS from time to time party to the Credit Agreement (the “Lenders”) and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.
WITNESSETH:
          WHEREAS, the Borrowers, the Lenders, the Administrative Agent, JPMorgan Chase Bank, N.A. and Société Générale, as Syndication Agents, Bank of America, N.A. and Calyon New York Branch, as Documentation Agents, and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Lead Arrangers and Book Running Managers, are parties to that certain Credit Agreement, dated as of February 10, 2006 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and
          WHEREAS, subject to the terms and conditions of this Amendment, the Lenders and the Borrowers wish to amend certain provisions of the Credit Agreement as herein provided;
          NOW, THEREFORE, it is agreed:
PART I. Amendments.
          SECTION 1. The definition of “Alternate Currency Revolving Loan Borrower” appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:
     “Alternate Currency Revolving Loan Borrower” shall mean (i) the Corporation, (ii) Starwood Canada, unless Starwood Canada is removed (and not subsequently reinstated) as an “Alternate Currency Revolving Loan Borrower” pursuant to Section 13.12(c), and (iii) any other Wholly-Owned Foreign Subsidiary of the Corporation that is found acceptable to, and approved in writing by, the Administrative Agent which accedes to this Agreement as contemplated by Section 6.04, unless such other Wholly-Owned Foreign Subsidiary is removed (and not subsequently reinstated) as an “Alternative Currency Revolving Loan Borrower” pursuant to Section 13.12(c); provided that (x) Starwood Canada and any other Alternate Currency Revolving Loan Borrower organized in Canada or any province thereof may only request and incur extensions of credit under the Alternate Currency Revolving Loan Sub-Tranche relating to Canadian Dollar

Revolving Loan Sub-Commitments, (y) no Alternate Currency Revolving Loan Borrower organized in a jurisdiction other than Canada or any province thereof may request or incur extensions of credit under the Alternate Currency Revolving Loan Sub-Tranche relating to Canadian Dollar Revolving Loan Sub-Commitments, and (z) any other Alternate Currency Revolving Loan Borrower shall be restricted to extensions of credit under such Alternate Currency Revolving Loan Sub-Tranches as may be specified by the Administrative Agent at the time of its approval of such Person as an Alternate Currency Revolving Loan Borrower, in which case such Person shall constitute an Alternate Currency Revolving Loan Borrower with respect to only those Alternate Currency Revolving Loan Sub-Tranches as have been so approved by the Administrative Agent.
PART II. Miscellaneous Provisions.
          A. Each Guarantor, by its signature below, hereby confirms that its Guaranty shall remain in full force and effect and its Guaranty covers the obligations of each of the relevant Borrowers under the Credit Agreement, as modified and amended by this Amendment.
          B. In order to induce the Lenders to enter into this Amendment, the Corporation represents and warrants to the Lenders that, on the Fourth Amendment Effective Date, before, as of and after giving effect to the execution, delivery and performance by the Corporation of this Amendment and the transactions contemplated hereby, (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the Fourth Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).
          C. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.
          D. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Corporation and the Administrative Agent.
          E. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          F. This Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) when each Borrower, each Guarantor and the Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to

2

the Administrative Agent (or its designee). The Administrative Agent shall promptly deliver notice to the Corporation of the occurrence of the Fourth Amendment Effective Date.
          G. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified by this Amendment on the Fourth Amendment Effective Date. This Amendment shall constitute a Credit Document for all purposes under the Credit Agreement and the other Credit Documents.
[Signatures appear on the following page.]

3

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC., as a Borrower and Guarantor
By:
Name:
Title:

STARWOOD CANADA CORP., as an Alternate Currency Revolving Loan Borrower
By:
Name:
Title:

SHERATON HOTELS (U.K.) PLC, as an Alternate Currency Revolving Loan Borrower
By:
Name:
Title:

SHERATON ON THE PARK PTY LIMITED (ABN 14 003 366 550), as an Alternate Currency Revolving Loan Borrower
By:
Name:
Title:

STARWOOD (M) FRANCE HOLDINGS SAS, as an Alternate Currency Revolving Loan Borrower
By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, Individually and as Administrative Agent
By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT, DATED AS OF DECEMBER 20, 2007, TO THAT CERTAIN CREDIT AGREEMENT, DATED AS OF FEBRUARY 10, 2006, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, THE VARIOUS LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AND SOCIETE GENERALE, AS SYNDICATION AGENTS, BANK OF AMERICA, N.A. AND CALYON NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND DEUTSCHE BANK SECURITIES INC., J.P. MORGAN SECURITIES INC. AND BANC OF AMERICA SECURITIES LLC, AS LEAD ARRANGERS AND BOOK RUNNING MANAGERS

NAME OF INSTITUTION:

By:
Name:
Title: